United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2022

Date of Report (Date of earliest event reported)

Venus Acquisition Corporation.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue, 6th Floor

New York, NY 10022

(917) 267-4568

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	VENA	The Nasdaq Stock Market LLC
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Participants in Solicitation

Venus Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Venus”) and VIYI Algorithm Inc., a Cayman Islands exempted company (the “Company”), and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Venus’ stockholders in connection with the proposed transaction described is this Report on Form 8-K. Information about Venus’ directors and executive officers and their ownership of Venus’ securities is set forth in Venus’ filings with the U.S. Securities and Exchange Commission (the “SEC”). To the extent that holdings of Venus’ securities have changed since the amounts printed in Venus’ Prospectus dated February 10, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the below paragraph.

Venus is a blank check company incorporated in the Cayman Islands and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar merger with one or more businesses or entities. Venus completed its initial public offering on February 11, 2021 with an offering of 4,600,000 units, at $10.00 per unit, generating gross proceeds of $46,000,000. Each unit consisted of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half of one ordinary share, and one right to receive one-tenth (1/10) of an ordinary share upon consummation of a business combination. The Units, Ordinary Shares, Rights and Warrants of Venus are currently listed on the Nasdaq Capital Market under the symbols “VENAU,” “VENA,” “VENAR” and “VENAW,” respectively. Venus has until February 11, 2022 to consummate a Business Combination. However, Venus may extend the period of time to consummate a Business Combination up to nine times, each by an additional month (for a total of 21 months to complete a Business Combination.

VIYI Algorithm Inc. is a privately-held company dedicated to the development and application of bespoke central processing algorithms. Central processing algorithms refer to a range of computing algorithms, including analytical algorithms, recommendation algorithms, and acceleration algorithms. VIYI Algorithm Inc. provides comprehensive solutions to customers by integrating central processing algorithms with software or hardware, or both, thereby helping them to increase the number of customers, improve end-user satisfaction, achieve direct cost savings, reduce power consumption, and achieve technical goals.

Additional Information and Where to Find It

This document relates to a proposed transaction between Venus and VIYI. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Venus has filed a combined preliminary registration statement/proxy statement, which has not been declared effective by the SEC, but which upon effectiveness will be sent to all Venus stockholders. Venus also will file other documents regarding the proposed transaction with the SEC.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF VENUS ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

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Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Venus through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Venus may be obtained free of charge by written request to Venus at Venus Acquisition Corporation, 477 Madison Avenue, 6th Floor, New York, NY 10022.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, with respect to the proposed merger transaction between VIYI and Venus, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, VIYI’s products under development and the markets in which it intends to operate, and VIYI’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Venus’s securities, (ii) the risk that the transaction may not be completed by Venus’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Venus, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of Venus and VIYI, the satisfaction of the minimum trust account amount following redemptions by Venus’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on VIYI’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of VIYI and potential difficulties in VIYI employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against VIYI or against Venus related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Venus’s securities on the Nasdaq Stock Market Capital Market, (x) the price of Venus’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which VIYI plans to operate, variations in performance across competitors, changes in laws and regulations affecting VIYI’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns in the economy across the world as a world of COVID 19, and (xiii) the impact of legislative, regulatory, competitive and technological changes to VIYI’s business or product candidates, including those in China where VIYI operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Venus’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Form S-4 combined registration statement/proxy statement discussed above and other documents filed by Venus from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and VIYI and Venus assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither VIYI nor Venus gives any assurance that either VIYI or Venus will achieve its expectations.

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2021, Venus Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Venus”), VIYI Algorithm Inc., a Cayman Islands exempted company (“VIYI” or the “Company”), Venus Merger Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”) and WiMi Hologram Cloud Inc., a Cayman Islands company and the legal and beneficial owner of a majority of the issued and outstanding voting securities of the Company (“Majority Shareholder”), entered into a Merger Agreement (the “Merger Agreement”). A copy of the Merger Agreement without exhibits or disclosure schedule was filed as Exhibit 2.1 to a Current Report on Form 8-K filed by Purchaser on June 14, 2021. WiMi Hologram Cloud, Inc. (NASDAQ: WIMI) holds approximately 73% of the share capital of VIYI.

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Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Cayman Islands Companies Act (as revised) (the “Cayman Companies Act”), the parties intend to effect a business combination transaction whereby the Merger Sub will merge with and into the Company, with the Company being the surviving entity (the Company is hereinafter referred to for the periods from and after the Merger Effective Time as the “Surviving Corporation”) and becoming a wholly owned Subsidiary of Venus (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and simultaneously with the Closing Purchaser will change its name to “MicroAlgo Inc.”

Merger Agreement Amendment

On August 2, 2022, Venus, VIYI and WiMi entered into a second amendment to the Merger Agreement (the “Amendment”). The purposes of the amendment were to:

1. extend the outside termination date of the proposed merger to November 11, 2022;

2. include as a closing condition the requirement that the requisite vote of the shareholders of VIYI has been obtained;

3.include the requirement of the audited financial statement of VIYI for the year ended 2021 and reviewed financial statement of VIYI for the periods ended June 30, 2022 and March 31, 2022; and

4. make conforming changes to reflect that Purchaser will file a proxy statement with the Securities and Exchange Commission following the execution of the Amendment relating to the approval of the Purchaser’s shareholders of the Merger and the transactions contemplated by the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

Not Applicable

(b) Pro forma financial information

Not Applicable

(c) Shell company transactions.

Not Applicable

(d) Exhibits

Item	Description

2.01	Amendment No. 2 dated as of August 2, 2022 to Merger Agreement by and among, Venus Acquisition Corporation, VIYI Algorithm Inc., Venus Merger Sub Corp., and WiMi Hologram Cloud Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2022

VENUS ACQUISITION CORPORATION

By:	/s/ Yanming Liu
Name:	Yanming Liu
Title:	Chief Executive Officer

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